EXHIBIT 12(c)

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

Pursuant to 18 U.S.C. 1350, each of the undersigned, being the Principal Executive Officer and Principal Financial Officer of ACM Managed Dollar Income Fund, Inc. (the "Registrant"), hereby certifies that the Registrant's report on Form N-CSR for the period ended September 30, 2006 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: November 28, 2006

                         By:  /s/ Marc O. Mayer
                              ------------------------
                              Marc O. Mayer
                              President

                         By:  /s/ Joseph J. Mantineo
                              ------------------------
                              Joseph J. Mantineo
                              Treasurer and Chief Financial Officer


This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Report or as a separate disclosure document.

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.